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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 2, 2006



                           LUCENT TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)

         Delaware                 1-11639                 22-3408857
     (State or other          (Commission File         (I.R.S. Employer
     jurisdiction of              Number)           Identification Number)
      incorporation)



 600 Mountain Avenue, Murray Hill,                       07974
             New Jersey
  (Address of principal executive                     (Zip Code)
              offices)


  Registrant's telephone number, including area code: 908-582-8500


                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 2, 2006, Lucent Technologies Inc., a Delaware corporation ("Lucent"), Alcatel, a French societe anonyme ("Alcatel"), and Aura Merger Sub, Inc., a wholly owned subsidiary of Alcatel ("Aura Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Lucent and Alcatel will combine their businesses through a merger of Lucent and Aura Merger Sub (the "Merger").

The completion of the Merger is subject to various closing conditions, including obtaining the approval of Lucent and Alcatel shareholders, receiving antitrust and other regulatory approvals or decisions (including under the Hart-Scott-Rodino Antitrust Improvements Act and by the European Commission and the Committee on Foreign Investment in the United States), and maintaining within prescribed levels the fair market value of the assets under certain of Lucent's pension plans. The Merger is intended to qualify as a reorganization for federal income tax purposes.

At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of Lucent, each share of common stock of Lucent issued and outstanding immediately prior to the Effective Time will be converted into a right to receive 0.1952 (the "Exchange Ratio") of an American Depository Share of Alcatel (each, an "ADS"), with each Alcatel ADS representing one ordinary share, nominal value (euro)2.00 per share, of Alcatel.

In the Merger, each option to purchase shares of Lucent common stock granted under employee and director stock plans of Lucent that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, shall be converted into a right to acquire Alcatel ordinary shares, on the same terms and conditions as were applicable to such option prior to the Effective Time, provided that the number of Alcatel ordinary shares receivable and the exercise price of the option shall be adjusted to reflect the Exchange Ratio. All other Lucent equity-based awards and accounts outstanding as of the Effective Time will remain in effect but will be denominated in Alcatel ordinary shares or Alcatel ADSs, with the applicable adjustments to reflect the Exchange Ratio.

Promptly following the Effective Time, Alcatel's name will be changed to a name mutually agreed by the parties prior to the Effective Time, which name shall not be solely "Alcatel" or "Lucent." In addition, Alcatel's Board of Directors will cause the Chief Executive Officer of Lucent to be appointed as Chief Executive Officer of the combined company, and cause the Chief Executive Officer of Alcatel to be appointed as the non-executive Chairman of the Board of Directors of the combined company, in each case, effective as of the Effective Time.

If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Lucent or Alcatel will be required to pay the other a termination fee of $250,000,000 (and, in some cases, $500,000,000) depending on the circumstances giving rise to the termination.

The Boards of Directors of Alcatel and Lucent have approved the Merger and the Merger Agreement.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Alcatel or Lucent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by Alcatel and



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Lucent to each other in connection with the signing of the Merger Agreement.
These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Alcatel and Lucent rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Alcatel or Lucent.

ITEM 8.01.  OTHER EVENTS.

On April 2, 2006, Lucent issued a press release announcing that it entered into the Merger Agreement. The full text of the press release is furnished as Exhibit
99.1 to this Report and is incorporated herein by reference. In addition, on April 2, 2006, Lucent provided communications to its senior management, its employees and certain other individuals announcing that it had entered into the Merger Agreement and explaining some of the reasons for entering into the Agreement. In addition, on April 3, 2006, Lucent issued a press release announcing that as part of its merger plans with Alcatel it will establish a separate subsidiary to perform research and development work for the U.S. government that is of a sensitive nature. The full text of these communications are furnished as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, to this Report and are incorporated herein by reference. Lucent also posted on its website a fact sheet regarding the transaction. This fact sheet is furnished as
Exhibit 99.6 to this Report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO. DESCRIPTION
    2.1 Agreement and Plan of Merger, dated as of April 2, 2006, between and among Lucent Technologies Inc., Alcatel and Aura Merger Sub, Inc. (1)
   99.1 Press Release issued jointly by Lucent Technologies Inc. and Alcatel, dated April 2, 2006
   99.2     Communication from Lucent to Senior Management, dated April 2,
            2006
   99.3     Communication from Lucent to Employees, dated April 2, 2006
   99.4 Communication from Lucent to Certain Other Individuals, dated April 2, 2006
   99.5     Press Release issued by Lucent Technologies Inc., dated April 3,
            2006
   99.6     Fact Sheet Regarding the Merger
--------------------------
(1) Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lucent Technologies Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.


IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web



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site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

     Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LUCENT TECHNOLOGIES, INC.

Date: April 3, 2006               By:   /s/ William R. Carapezzi, Jr.
                                      -----------------------------------------
                                       Name: William R. Carapezzi, Jr.
                                       Title:   SVP, General Counsel & Secretary




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                                  EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION
    2.1 Agreement and Plan of Merger, dated as of April 2, 2006, between and among Lucent Technologies Inc., Alcatel and Aura Merger Sub, Inc.(1)
   99.1 Press Release issued jointly by Lucent Technologies Inc. and Alcatel, dated April 2, 2006
   99.2     Communication from Lucent to Senior Management, dated April 2,
            2006
   99.3     Communication from Lucent to Employees, dated April 2, 2006
   99.4 Communication from Lucent to Certain Other Individuals, dated April 2, 2006
   99.5     Press Release issued by Lucent Technologies Inc., dated April 3,
            2006
   99.6     Fact Sheet Regarding the Merger
--------------------------
(1) Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lucent Technologies Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.